Exhibit 32.1

CERTIFICATION OF C.E.O. PURSUANT TO 18 U.S.C. SECTION 1350, SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of KIT digital, Inc. (the “Company”) on Form 10-K/A for the year ended December 31, 2011 as filed with the Securities and Exchange Commission (the “Report”), I, Barak Bar-Cohen, Chairman and Chief Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

April 30, 2012

/s/ Barak Bar-Cohen
Barak Bar-Cohen
Chief Executive Officer